Exhibit 10.2

THIRD AMENDMENT OF INDUSTRIAL REAL ESTATE LEASE

This Third Amendment of Industrial Real Estate Lease (“Amendment”) is entered into by and between 3301 South Norfolk, LLC. (“Landlord”), as Landlord, and Unified Grocers, Inc., formerly known as Unified Western Grocers, Inc., as successor to Associated Grocers, Incorporated, by assignment dated September 30, 2007 (“Tenant”), under that certain Industrial Real Estate Lease (“Lease”) dated April 19, 2007, as amended by that certain First Amendment of Industrial Real Estate Lease dated March 24, 2010, as amended by that certain Second Amendment of Industrial Real Estate Lease dated December 10, 2010 between the parties hereto.

RECITALS

A. Landlord and Tenant desire to amend the Lease to acknowledge the Reduction of Leased Parking Area in accordance with the terms and conditions contained herein.

B. The Property commonly known as 3301 South Norfolk Street, Seattle,

Washington, 98168 is owned by Landlord.

C. All of the modifications in this Amendment shall be effective as of delivery by the last signing party to the first signing party.

D. Except as may be expressly provided otherwise in this Amendment, capitalized terms in this Amendment shall have the meaning given such terms in the Lease.

NOW, THEREFORE, in consideration of the mutual promises contained herein, Landlord and Tenant agree as follows:

1. Amendments.

1.1 Section 1.3 Property is amended by adding the following to the end of such Section:

Tenant agrees that commencing September 1, 2011, there shall be a reduction of the leased parking area located at the northwest comer of the Property and depicted on the site plan attached as Schedule 1.3.1 Site Plan attached hereto.

2. Entire Amendment. This Amendment sets forth the entire agreement of the parties with respect to the subject matter set forth herein and may not be modified other than by an agreement in writing signed by the parties hereto or their respective successors or assigns.

3. Acknowledgment. The parties hereto each acknowledge that except as expressly modified by this Amendment, all the terms and conditions of the Lease remain unchanged and are in full force and effect and enforceable in accordance with their terms. In the event of a conflict between the Lease and this Amendment, the terms and provisions of this Amendment shall control.

4. Counterparts. This Amendment may be executed in counterparts and each counterpart taken together, shall constitute one document.

5. Schedules. Schedule 1.3.1 Site Plan attached hereto is incorporated herein by this reference, and replaces and supersedes the existing Schedule 1.3.1 Site Plan.

6. Lender’s Consent. The effectiveness of this Amendment is conditioned upon Landlord receiving the consent of its lender.

DATED this 14TH day of SEPTEMBER, 2011.

TENANT:

UNIFIED GROCERS, INC.

By: /s/ Gary C. Hammett

Its: VICE PRESIDENT

LANDLORD:

3301 SOUTH NORFOLK LLC. by Sabey Corporation, Manager

By: /s/ Patricia

Its: Treasurer & Secretary

STATE OF CALIFORNIA )

) ss.

COUNTY OF LOS ANGELES )

On this 14th day of September, 2011, before me, the undersigned, a Notary Public in and for the State of California, duly commissioned and sworn as such,

personally appeared Gary C. Hammett, to me known to be the Vice President of UNIFIED GROCERS, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned and on oath stated that he/she was authorized to execute said instrument.

WITNESS my hand and official seal the day and year in this certificate first above written.

/s/ CONNIE OLDENBURG

Printed Name: CONNIE OLDENBURG

NOTARY PUBLIC in and for the State of

California, residing at Commerce, Ca

My commission expires: June 20th, 2011

CONNIE OLDENBURG

Commission # 1854918

Notary Public - California

Los Angeles County

My Comm. Expires Jun 20, 2013

STATE OF WASHINGTON )

) ss.

COUNTY OF KING )

On this 21st day of September, 2011, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn as such, personally appeared Patricia A. Sewell, to me known to be the Treasurer & Secretary of Sabey Corporation, Manager of 3301 SOUTH NORFOLK LLC, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

WITNESS my hand and official seal the day and year in this certificate first above written.

JESSICA DEVON TAVARES COMMISSION EXPIRES NOTARY PUBLIC 2-19-15 STATE OF WASHINGTON

/s/ Jessica Devon Tavares

Printed Name: Jessica Devon Tavares

NOTARY PUBLIC in and for the State of

Washington, residing at Seattle, WA

My commission expires: 2/19/15

SCHEDULE 1.3.1 SITE PLAN

LEGEND

AREA WITHIN THE REDUCTION OF LEASED PARKING AREA UTILIZED FOR STARBUCKS

WITHIN THE REDUCTION PARKING AREA NOT REQUIRED AT THIS TIME

REQUESTING THIS AREA BE INCLUDED AS A SHARED ACCESS POINT

EAST MARGINAL WAY